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 Information Regarding Fortis Inc. and Affiliates

As of December 31, 2001


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
NAME                            OWNERSHIP %                                                 PRINCIPAL PLACE OF BUSINESS
Fortis (SA/NV) and Fortis N.V.                                                                      Brussels, Belgium and Utrecht,
                                                                                                          The Netherlands
                                Owns 100% of Fortis Utrecht                                           Utrecht, The Netherlands

Fortis Utrecht                                                                                        Utrecht, The Netherlands
                                Owns 75% of Fortis Insurance N.V.                                     Utrecht, The Netherlands

Fortis Insurance N.V.                                                                                 Utrecht, The Netherlands
                                Owns 100% of Fortis, Inc.                                        New York City, New York ("NYC, NY")

Fortis, Inc.                                                                                                   NYC, NY
                                Owns 1% of Dental Health Alliance, LLC                                     Kansas City, MO
                                Owns 100% of Core, Inc.                                                     Portland, ME
                                Owns 100% of Dental Care Holdings, Inc.                                        NYC, NY
                                Owns 100% of Florida Office Corp.                                              NYC, NY
                                Owns 100% of First Fortis Life Insurance Company                            Syracuse, NY
                                Owns 100% of Fortis Family, Inc.                                               NYC, NY
                                Owns 100% of Fortis Legacy Place, Inc.                                         NYC, NY
                                Owns 100% of Gala, Inc.                                                    Birmingham, AL
                                Owns 100% of ICP Miami I Corp.                                                 NYC, NY
                                Owns 100% of ICP Miami II Corp.                                                NYC, NY
                                Owns 100% of Insureco, Inc.                                               Orange County, CA
                                Owns 100% of Interfinancial Inc.                                               NYC, NY
                                Owns 100% of Jacksonville Apartments, Inc.                                     NYC, NY
                                Owns 100% of The Remembrance Institute                                       Atlanta, GA

Core, Inc.                                                                                                  Portland, ME
                                Owns 100% of Disability Reinsurance Management                              Portland, ME
                                 Services, Inc.
                                Owns 100% of SSDC, Corp.                                                      Novi, MI

Dental Care Holdings, Inc.
                                Owns 100% of Denticare, Inc. (FL)                                         Jacksonville, FL
                                Owns 100% of Denticare, Inc.  (KY)                                         Birmingham, AL
                                Owns 100% of Denticare of Alabama, Inc.                                    Montgomery, AL
                                Owns 100% of Denticare of Arkansas, Inc.                                   Little Rock, AR
                                Owns 100% of Denticare of Oklahoma, Inc.                                      Tulsa, OK
                                Owns 100% of Georgia Dental Plan, Inc.                                       Atlanta, GA
                                Owns 100% of International Dental Plans, Inc.                             Jacksonville, FL
                                Owns 100% of Protective Dental Care, Inc.                                  Brookfield, WI
                                Owns 100% of Protective Dental Care of New Jersey, Inc.                   West Trenton, NJ
                                Owns 100% of UDC Dental California, Inc.                                    San Diego, CA
                                 dba United Dental Care of California
                                Owns 100% of UDC Life and Health Insurance Company                        Oklahoma City, OK
                                Owns 100% of UDC Ohio, Inc.                                                 Cleveland, OH
                                Owns 100% of United Dental Care, Inc.                                      Wilmington, DE
                                Owns 100% of United Dental Care Insurance Company                            Phoenix, AZ
                                Owns 100% of United Dental Care of Arizona, Inc.                             Phoenix, AZ
                                Owns 100% of United Dental Care of Colorado, Inc.                           Englewood, CO
                                Owns 100% of United Dental Care of Indiana, Inc.                          Indianapolis, IN
                                Owns 100% of United Dental Care of Michigan, Inc.                             Novi, MI
                                Owns 100% of United Dental Care of Missouri, Inc.                           St. Louis, MO
                                Owns 100% of United Dental Care of Nebraska, Inc.                             Omaha, NE
                                Owns 100% of United Dental Care of New Mexico, Inc.                        Albuquerque, NM
                                Owns 100% of United Dental Care of Pennsylvania, Inc.                      Pittsburgh, PA
                                Owns 100% of United Dental Care of Texas, Inc.                               Dallas, TX
                                Owns 100% of United Dental Care of Utah, Inc.                            Salt Lake City, UT

Insureco, Inc.
                                Owns 100% of Insureco Services, Inc.                                      Orange County, CA
                                Owns 100% of Assurant Reinsurance of Turks & Caicos, Ltd.                  OUTSIDE OF U.S.

Insureco Services, Inc.
                                Owns 100% of Crown Valley Insurance Agency, Inc.                          Orange County, CA
                                Owns 100% of Crown Valley Insurance Agency of Florida, Inc.               Orange County, CA
                                Owns 100% of Insureco Adjusters, Inc.                                     Orange County, CA
                                Owns 100% of Insureco Agency & Insurance Services, Inc. (AL)              Orange County, CA
                                Owns 100% of Insureco Agency & Insurance Services, Inc. (CA)              Orange County, CA
                                Owns 100% of Insureco Agency & Insurance Services, Inc. (HI)              Orange County, CA
                                Owns 100% of Insureco Agency & Insurance Services, Inc. (KY)              Orange County, CA
                                Owns 100% of Insureco Agency & Insurance Services, Inc. (MA)              Orange County, CA
                                Owns 100% of Insureco Agency & Insurance Services, Inc. (NV)              Orange County, CA
                                Owns 100% of Insureco Agency & Insurance Services, Inc. (OH)              Orange County, CA
                                Owns 100% of Insureco Agency & Insurance Services, Inc. (TX)              Orange County, CA

Interfinancial Inc.
                                Owns 100% of American Security Insurance Company                             Atlanta, GA
                                Owns 100% of Fortis Benefits Insurance Company                             Kansas City, MO
                                Owns 100% of Fortis Insurance Company                                       Milwaukee, WI
                                Owns 100% of John Alden Financial Corporation                                  NY, NY
                                Owns 100% of United Family Life Insurance Company                            Atlanta, GA
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
American Security Insurance Company

                                Owns 100% of American Security Company                                       Atlanta, GA
                                Owns 100% of Interfinancial Services Corporation                             Atlanta, GA
                                Owns 100% of Standard Guaranty Insurance Company                             Atlanta, GA
                                Owns 100% of Union Security Life Insurance Company                           Atlanta, GA

Fortis Benefits Insurance Company

                                Owns 99% of Dental Health Alliance, LLC                                    Kansas City, MO

John Alden Financial Corporation

                                Owns 100% of Houston National Life Insurance Company                        Milwaukee, WI
                                Owns 100% of JA Services, Inc.                                              Syracuse, NY

Houston National Life Insurance Company

                                Owns 100% of John Alden Life Insurance Company                              Milwaukee, WI

John Alden Life Insurance Company

                                Owns 100% of Alden Risk Management Services, Inc.                              NYC, NY
                                Owns 100% of North Star Marketing Corporation                               Milwaukee, WI

JA Services, Inc.
                                Owns 100% of John Alden Horizon Health, Inc.                                Milwaukee, WI
                                Owns 100% of John Alden Service Warranty Corporation                        Syracuse, NY
                                Owns 100% of John Alden Service Warranty Corporation                        Syracuse, NY
                                 of Florida
                                Owns 100% of John Alden Systems Company                                     Woodbury, MN
                                Owns 50% of NHP Holding Company, Inc.                                         Miami, FL
                                Owns 100% of NSM Sales Corporation                                          Milwaukee, WI

NHP Holding Company, Inc.
                                Owns 100% of Neighborhood Health Partnership, Inc.                            Miami, FL
                                 (Non-Profit)

United Family Life Insurance Company

                                Owns 100% of American Bankers Insurance Group                                 Miami, FL
                                Owns 100% of American Memorial Life Insurance Company                      Rapid City, SD

American Memorial Life Insurance Company

                                Owns 100% of Rushmore National Life Insurance Company                      Rapid City, SD

American Bankers Insurance Group, Inc.
                                Owns 100% of AB Warranty Company                                               Florida
                                Owns 100% of American Association for Financial Institution                  Atlanta, GA
                                 Services
                                Owns 100% of American Bankers Dominicana, S.A.                             OUTSIDE OF U.S.
                                Owns 100% of American Bankers Capital, Inc.                                    Florida
                                Owns 100% of American Bankers Financial Services, L.L.C.                  Grand Rapids, MI
                                Owns 100% of American Bankers Insurance Company of Florida                    Miami, FL

                                Owns 100% of Assurant Services Ireland, Ltd.                               OUTSIDE OF U.S.
                                Owns 100% of American Bankers International Division, Inc.                 OUTSIDE OF U.S.
                                Owns 100% of American Bankers Life Assurance Company                          Miami, FL
                                 of Florida

                                Owns 100% of American Bankers Management Company, Inc                         Miami, FL
                                Owns 100% of American Bankers Sales Corporation, Inc.                         Miami, FL
                                Owns 100% of American Reliable Insurance Company                           Scottsdale, AZ
                                Owns 100% of Assurant Group, Ltd.                                          OUTSIDE OF U.S.
                                Owns 100% of Assurant Membership Services, Inc.                            OUTSIDE OF U.S.
                                Owns 100% of Assurant Services Denmark A/S                                 OUTSIDE OF U.S.
                                Owns 100% of Bankers Atlantic Reinsurance Company                          OUTSIDE OF U.S.
                                Owns 100% of ComputerInsurance Agency, Inc (CA)                                 Ohio
                                Owns 100% of Dominion Automobile Association                               OUTSIDE OF U.S.
                                Owns 100% of Federal Warranty Service Corporation                              Florida
                                Owns 100% of Financial Exchange, Inc.                                           Texas
                                Owns 100% of Guardian Investment Services, Inc.                                Florida
                                Owns 100% of GFI, LLC
                                Owns 100% of MSDiversified Corp.                                             Mississippi
                                Owns 100% of National Insurance Agency                                         Florida
                                Owns 100% of PAS Financial Group, Inc.                                       Atlanta, GA
                                Owns 100% of Quail Roost Properties, Inc.                                     Miami, FL
                                Owns 100% of Roadgard Motor Club, Inc.                                        Miami, FL
                                Owns 100% of Safeware, The Insurance Agency, Inc. (OH)                          Ohio
                                Owns 100% of Sureway, Inc.                                                    Miami, FL
                                Owns 100% of Voyager Group, Inc.                                             Atlanta, GA
                                Owns 100% of Voyager Life and Health Insurance Company                       Atlanta, GA
                                Owns 100% of Voyager Life Insurance Company                                  Atlanta, GA
                                Owns 100% of Voyager Service Warranties, Inc.                                 Miami, FL

American Bankers Insurance Company of Florida

                                Owns  54% of Caydeaux Group, Ltd.                                          OUTSIDE OF U.S.
                                Owns 100% of American Bankers General Agency, Inc.                              Texas
                                Owns 100% of EGC Management                                                     Texas

American Bankers International Division, Inc.
                                Owns 1% of Assurant Services Brasil, Limitada                              OUTSIDE OF U.S.
                                Owns 74% of Caribbean American Property Insurance Company                   San Juan, PR
                                Owns 100% of American Bankers Holding de Espana, S.L.                      OUTSIDE OF U.S.
                                Owns 100% of Caribbean American Insurance Agency Company                    San Juan, PR
                                Owns 100% of Caribbean American Life Assurance Company                      San Juan, PR
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
American Bankers Holding de Espana, S.L.
                                Owns 99% of Assurant Services Brasil, Limitada                             OUTSIDE OF U.S.
                                Owns 99.99% of American Bankers Argentina Compania                         OUTSIDE OF U.S.
                                 de Seguros, S.A.
                                Owns 100% of Caribbean American de Panama Compania                         OUTSIDE OF U.S.
                                 de Seguros, S.A.

American Bankers Life Assurance Company of Florida

                                Owns  79% of  Condeaux Life Insurance Company                                Phoenix, AZ

American Bankers Management Company, Inc.
                                Owns 100% of Consumer Assist Network Association, Inc.                        Miami, FL

American Reliable Insurance Company

                                Owns 100% of Caravanner Insurance, Inc. of Arizona                         Scottsdale, AZ

Assurant Group LTD

                                Owns 100% of Bankers Insurance Company, Ltd.                               OUTSIDE OF U.S.
                                Owns 100% of Bankers Life Assurance Company, Ltd.                          OUTSIDE OF U.S.

Bankers Insurance Company, Ltd.
                                Owns 100% of Bankers Insurance Service Company, Limited                    OUTSIDE OF U.S.

Caribbean American Life Assurance Company

                                Owns 26% of Caribbean American Property Insurance Company

Caydeaux Group, Ltd

                                Owns 100% of Caydeaux Insurance Company, Ltd.                              OUTSIDE OF U.S.
                                Owns 100% of Caydeaux Life Assurance Company, Ltd.                         OUTSIDE OF U.S.

EGC Management, Inc.            Owns 100% of Specialty Lloyds Insurance Company                                 Texas


Federal Warranty Service Corporation

                                Owns 100% of Federal Warranty Service                                      OUTSIDE OF U.S.

Financial Exchange, Inc.
                                Attorney in fact for:  Financial Insurance Exchange                             Texas

Guardian Investment Services, Inc.
                                Owns 0.01% of American Bankers Argentina Compania                         OUTSIDE OF U.S.
                                 de Seguros, S.A.

Gulf Atlantic Insurance Agency

                                Owns 100% of United Service Protection, Inc.                                   Florida

MSDiversified Corp.
                                Owns 70% of Air Transportation                                              COMPANY SOLD
                                Owns 100% of Gulf Atlantic Insurance Agency, Inc.                              Florida
                                Owns   61% of MS Casualty Insurance Co.                                Ridgeland, MS / Atlanta
                                Owns 100% of MS Financial Services, Inc.                               Ridgeland, MS / Atlanta
                                Owns 100% of MS Life Insurance Company                                 Ridgeland, MS / Atlanta
                                Owns 100% of MS Loan Center, Inc.                                           COMPANY SOLD
                                Owns 100% of United Service Protection Corporation                            Miami, FL

MS Life Insurance Company

                                Owns 21% of Commerce National Insurance Co.                                 Ridgeland, MS
                                Owns 79% of Life Insurance Company of Mississippi                           Ridgeland, MS
                                Owns 61% of MS Diversified Life Insurance                                   Ridgeland, MS
                                Owns 39% of MS Casualty Insurance Co.                                       Ridgeland, MS

Sureway, Inc.
                                Owns 100% of Guardian Travel, Inc.                                            Miami, FL

United Service Protection Corporation

                                Owns 100% of United Services Protection Corporation                        OUTSIDE OF U.S.

Voyager Group Inc.
                                Owns 100% of Voyager American Insurance Company, Ltd.                      OUTSIDE OF U.S.
                                Owns 100% of Voyager Indemnity Insurance Company                             Atlanta, GA

                                Owns 100% of Voyager Service Programs Inc.                                    Miami, FL
                                Owns 100% of Voyager Property and Casualty Insurance Company                 Atlanta, GA
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